Exhibit 99.1

FOR IMMEDIATE PUBLICATION

Vistra Energy Announces the Appointment of

Two New Board Members: Arcilia C. Acosta and

Lisa Crutchfield

IRVING, Texas — Feb. 27, 2020 — Vistra Energy (NYSE: VST) today announced changes to its board of directors. Effective Feb. 24, 2020 Arcilia C. Acosta and Lisa Crutchfield have been appointed as independent directors. In addition, two directors, Geoffrey Strong and Bruce Zimmerman, have notified the company that they will resign from the board of directors as of the date of Vistra’s 2020 Annual Meeting of Stockholders.

“We are very pleased to welcome Arcilia and Lisa – two exceptional business and energy industry veterans – to the Vistra board of directors,” said Scott Helm, Vistra’s chairman of the board. “As Vistra continues to evolve and expand its business, Arcilia and Lisa’s broad experience will enhance the board, particularly through their extensive operational, policy, and regulatory expertise. We look forward to their contributions.”

Helm continued, “We would like to extend our sincere gratitude to Geoff and Bruce for their dedicated leadership and commitment to the board and the company. We are grateful for their many contributions and stewardship. Notably, Geoff has been involved from the inception of Vistra, and has been a key strategic contributor throughout his service to the company.”

With these changes – the addition of Acosta and Crutchfield, coupled with Strong and Zimmerman’s resignations – the board will be comprised of 10 members following the 2020 Annual Meeting of Stockholders.

About Vistra’s New Directors

Arcilia Acosta

Arcilia Acosta successfully operates both Southwest Testing Laboratories and CARCON Industries and has had great success and impact in the Texas marketplace. Acosta has served since 2015 as a director of LegacyTexas Financial Group, N.A., a bank holding company with an asset size of over $10 billion, and prior to that served as a director of its bank subsidiary since 2013. From July 2018 to February 2020, Acosta served as a member of the board of ONE Gas Incorporated, a stand-alone, 100-percent regulated, publicly traded natural gas utility and one of the largest natural gas utilities in the United States. Additionally, she serves as a director of Magnolia Oil and Gas.

Vistra Energy – Press Release

Lisa Crutchfield

Lisa Crutchfield is the managing principal of Hudson Strategic Advisers, LLC, an economic analysis and strategic advisory firm serving the energy industry. Prior to her entrepreneurial venture, Crutchfield served as chief regulatory, risk and compliance officer for the UK-based international energy company, National Grid, plc. She has also served in executive leadership roles at Exelon Corporation, TIAA-CREF, and Duke Energy Corporation. Crutchfield led the efforts to liberalize the electric generation markets in Pennsylvania when she served as a utility regulator. Crutchfield currently serves as a director of Fulton Financial Corporation, a $ 21.0 billion bank holding company, and Unitil Corporation, an $800 million electric and gas utility in New England.

Media

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Analysts

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About Vistra Energy

Vistra Energy (NYSE: VST) is a premier, integrated, Fortune 350 energy company based in Irving, Texas, providing essential resources for customers, commerce, and communities. Vistra combines an innovative, customer-centric approach to retail with safe, reliable, diverse, and efficient power generation. The company brings its products and services to market in 20 states and the District of Columbia, including six of the seven competitive power markets in the U.S. and markets in Canada and Japan, as well. Serving nearly 5 million residential, commercial, and industrial retail customers with electricity and gas, Vistra is the largest competitive residential electricity provider in the country and offers over 40 renewable energy plans. The company is also the largest competitive power generator in the U.S. with a capacity of approximately 39,000 megawatts powered by a diverse portfolio of natural gas, nuclear, coal, solar, and battery energy storage facilities. In addition, the company is a large purchaser of wind power. The company is currently developing the largest battery storage system of its kind in the world – a 300-MW/1,200-MWh system in Moss Landing, California. Vistra is guided by four core principles: we do business the right way, we work as a team, we compete to win, and we care about our people, our neighbors, and our stakeholders. Learn more about Vistra’s environmental, social, and governance efforts and read the company’s sustainability report at https://www.vistraenergy.com/sustainability/.

Cautionary Note Regarding Forward-Looking Statements

The information presented herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Vistra Energy Corp. (“Vistra Energy”) operates and beliefs of and assumptions made by Vistra Energy’s management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performance, that could significantly affect the financial results of Vistra Energy. All statements, other than statements of historical facts, that are presented herein, or in response to questions or otherwise, that address activities, events or developments that may occur in the future, including such matters as activities related to our financial or operational projections, projected synergy, value lever and net debt targets, capital allocation, capital expenditures, liquidity, projected Adjusted EBITDA to free cash flow conversion rate, dividend policy, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of power generation assets, market and industry developments and the growth of our businesses and operations (often, but not always, through the use of words or phrases, or the negative variations of those words or other comparable words of a future or forward-looking nature, including, but not limited to, “intends,” “plans,” “will likely,” “unlikely,” “believe,” “expect,” “seek,” “anticipate,” “estimate,” “continue,” “will,” “shall,” “should,” “could,” “may,” “might,” “predict,” “project,” “forecast,” “target,” “potential,” “forecast,” “goal,” “objective,” “guidance” and “outlook”),are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although Vistra Energy believes that in making any such forward-looking statement, Vistra Energy’s expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including but not limited to (i) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (ii) the ability of Vistra Energy to execute upon the contemplated strategic and performance initiatives (including the risk that Vistra Energy’s and Dynegy’s respective

Vistra Energy – Press Release

businesses will not be integrated successfully or that the cost savings, synergies and growth from the merger will not be fully realized or may take longer than expected to realize); (iii) actions by credit ratings agencies, (iv) with respect to the Crius acquisition, the ability for Vistra to successfully integrate the Crius business as currently projected, and (v) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Vistra Energy from time to time, including the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in Vistra Energy’s annual report on Form 10-K for the year ended December 31, 2018 and any subsequently filed quarterly reports on Form 10-Q.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, Vistra Energy will not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can Vistra Energy assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.